UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 6, 2018
Date of Report (Date of earliest event reported)

lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1818 Cornwall Avenue
Vancouver, British Columbia
Canada, V6J 1C7
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (604) 732-6124

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the lululemon athletica inc. 2018 Annual Meeting of Stockholders held on June 6, 2018, the matters on which the stockholders voted, in person or by proxy, were:

1.	to elect three Class II directors to hold office for a three-year term and until their respective successors are elected and qualified;

2.	to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2019;

3.	to approve an amendment to our certificate of incorporation to provide authority to the board to adopt, amend or repeal bylaws;

4.	to ratify the following bylaw amendments previously adopted by the Board, including:
A. to eliminate a conflict between two provisions regarding the location for annual stockholder meetings (adopted by the board on March 31, 2008);
B. to change the advance notice provisions for stockholder nominations and proposals (adopted by the board on March 25, 2009);
C. to authorize the board to utilize a co-chair leadership structure when appropriate (adopted by the board on September 9, 2014);
D. to provide for majority voting for director nominees in uncontested elections and implement procedures for incumbent directors who do not receive a majority vote (adopted by the board on June 3, 2015); and
E. to designate an exclusive forum for certain litigation (adopted by the board on June 3, 2015); and

5.	to approve, on an advisory basis, the compensation of our named executive officers.

The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Martha AM Morfitt	93,930,586	17,767,041	36,254	7,746,184
Tricia Patrick	93,733,220	17,964,231	36,430	7,746,184
Emily White	93,938,709	17,758,764	36,408	7,746,184
Each of the foregoing nominees was elected and each received more votes for than the votes cast against that nominee's election.

Ratification of Appointment of Independent Registered Public Accounting Firm:

	Votes For	Votes Against	Votes Abstained
PricewaterhouseCoopers LLP	118,751,985	662,241	65,839
The foregoing proposal was approved.

Approval of Amendment to the Certificate of Incorporation:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Amendment to the Certificate of Incorporation	111,539,044	117,326	77,511	7,746,184
The foregoing proposal was approved.

Ratification of Bylaw Amendments Previously Adopted by the Board

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Elimination of a conflict between two provisions	111,643,707	11,540	78,634	7,746,184
The foregoing proposal was approved.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Change of advance notice provisions	64,112,157	47,540,424	81,300	7,746,184
The foregoing proposal was approved.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Authorization of a co-chair leadership structure	111,591,008	96,451	46,422	7,746,184
The foregoing proposal was approved.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Majority voting and procedures for incumbent directors	111,628,731	36,907	68,243	7,746,184
The foregoing proposal was approved.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Designation of an exclusive forum for certain litigation	83,337,087	28,311,474	85,320	7,746,184
The foregoing proposal was approved.

Approval, on an Advisory Basis, of Executive Compensation:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Executive Compensation	109,807,278	1,874,866	51,737	7,746,184
The foregoing proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: June 11, 2018	/s/ PATRICK J. GUIDO
Patrick J. Guido
Chief Financial Officer